Exhibit 23(b)


                           ARTHUR ANDERSEN LLP






           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As   independent   public  accountants,  we  hereby   consent   to   the
incorporation of our report included in this Form 10-K into IES Utilities Inc.'s previously filed Form S-3 Registration Statement (File No. 33-62259).






                                        ARTHUR ANDERSEN LLP



Chicago, Illinois
March 14, 1997